           Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption "Independent Registered Public Accounting Firm" in the Statement of Additional Information and to the use of our report dated February 26, 2007 with respect to the consolidated financial statements of RiverSource Life Insurance Company and to the use of our report dated April 24, 2007 with respect to the financial statements of RiverSource Variable Account 10 in Post-Effective Amendment No. 42 to the Registration Statement (Form N-4, No. 333-79311) for the registration of the RiverSource Retirement Advisor Variable Annuity(R) offered by RiverSource Life Insurance Company.

                                                /s/ Ernst & Young LLP

Minneapolis, Minnesota
April 24, 2007

           Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption "Independent Registered Public Accounting Firm" in the Statement of Additional Information and to the use of our report dated February 26, 2007 with respect to the consolidated financial statements of RiverSource Life Insurance Company and to the use of our report dated April 24, 2007 with respect to the financial statements of RiverSource Variable Account 10 in Post-Effective Amendment No. 42 to the Registration Statement (Form N-4, No. 333-79311) for the registration of the RiverSource Retirement Advisor Variable Annuity(R) - Band 3 offered by RiverSource Life Insurance Company.

                                                /s/ Ernst & Young LLP

Minneapolis, Minnesota
April 24, 2007

           Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption "Independent Registered Public Accounting Firm" in the Statement of Additional Information and to the use of our report dated February 26, 2007 with respect to the consolidated financial statements of RiverSource Life Insurance Company and to the use of our report dated April 24, 2007 with respect to the financial statements of RiverSource Variable Account 10 in Post-Effective Amendment No. 42 to the Registration Statement (Form N-4, No. 333-79311) for the registration of the RiverSource Retirement Advisor Advantage(R) Variable Annuity and RiverSource Retirement Advisor Select(R) Variable Annuity offered by RiverSource Life Insurance Company.

                                                /s/ Ernst & Young LLP

Minneapolis, Minnesota
April 24, 2007

           Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption "Independent Registered Public Accounting Firm" in the Statement of Additional Information and to the use of our report dated February 26, 2007 with respect to the consolidated financial statements of RiverSource Life Insurance Company and to the use of our report dated April 24, 2007 with respect to the financial statements of RiverSource Variable Account 10 in Post-Effective Amendment No. 42 to the Registration Statement (Form N-4, No. 333-79311) for the registration of the RiverSource Retirement Advisor Advantage(R) Variable Annuity - Band 3 offered by RiverSource Life Insurance Company.

                                                /s/ Ernst & Young LLP

Minneapolis, Minnesota
April 24, 2007

           Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption "Independent Registered Public Accounting Firm" in the Statement of Additional Information and to the use of our report dated February 26, 2007 with respect to the consolidated financial statements of RiverSource Life Insurance Company and to the use of our report dated April 24, 2007 with respect to the financial statements of RiverSource Variable Account 10 in Post-Effective Amendment No. 42 to the Registration Statement (Form N-4, No. 333-79311) for the registration of the RiverSource Retirement Advisor Advantage Plus(R) Variable Annuity and RiverSource Retirement Advisor Select Plus(R) Variable Annuity offered by RiverSource Life Insurance Company.

                                                /s/ Ernst & Young LLP

Minneapolis, Minnesota
April 24, 2007

           Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption "Independent Registered Public Accounting Firm" in the Statement of Additional Information and to the use of our report dated February 26, 2007 with respect to the consolidated financial statements of RiverSource Life Insurance Company and to the use of our report dated April 24, 2007 with respect to the financial statements of RiverSource Variable Account 10 in Post-Effective Amendment No. 42 to the Registration Statement (Form N-4, No. 333-79311) for the registration of the RiverSource Retirement Advisor 4 Advantage(SM) Variable Annuity, RiverSource Retirement Advisor 4 Select(SM) Variable Annuity, and RiverSource Retirement Advisor 4 Access(SM) Variable Annuity offered by RiverSource Life Insurance Company.

                                                /s/ Ernst & Young LLP

Minneapolis, Minnesota
April 24, 2007